Exhibit 21


                 List of Subsidiaries of Marsh & McLennan Companies, Inc.
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        Company Name                                                           Domicile

1       1302318 Ontario Inc.                                                   Canada
2       2100 Capital Group Inc.                                                Delaware
3       600 North Pearl Inc.                                                   Texas
4       964886 Ontario, Inc.                                                   Canada
5       A. Constantinidi & CIA. S.C.                                           Uruguay
6       ACTU Insurance Broking Pty Limited                                     Australia
7       Administradora de Inmuebles Fin, S.A. de C.V.                          Mexico
8       Admiral Holdings Limited                                               England and Wales
9       Admiral Underwriting Agencies Limited                                  England and Wales
10      AFCO Premium Acceptance Inc.                                           California
11      AFCO Premium Credit LLC                                                Delaware
12      Affinity Financial Incorporated                                        Iowa
13      Albert Willcox & Co. of Canada Ltd.                                    Canada
14      Aldgate Investments Limited                                            Bermuda
15      Aldgate US Investments                                                 England and Wales
16      Alfram Consultores S.A.C.                                              Peru
17      All Asia Sedgwick Insurance Brokers Corporation                        Philippines
18      Allied Medical Assurance Services Limited (In liquidation)             England and Wales
19      America Surplus Lines Insurance Company                                Mississippi
20      American Overseas Management Corporation (Canada)                      Canada
21      APRIMAN, Inc.                                                          California
22      Assetguard Pty Ltd.                                                    Australia
23      Assivalo Comercial E Representacoes Ltda.                              Brazil
24      Assur Conseils Marsh S.A.                                              Senegal
25      Australian World Underwriters Pty Ltd.                                 Australia
26      Aviation Risk Management Services Limited (Applied to be struck-off)   England and Wales
27      B.K. Thomas & Partners Limited (In Liquidation)                        England and Wales
28      Bain Clarkson Reinsurance Pty Ltd.                                     Australia
29      Balis & Co., Inc.                                                      Pennsylvania
30      Bargheon US LLC                                                        Delaware
31      Bau Assekuranz Vermittlungs GmbH                                       Germany
32      Beatlance Limited                                                      England and Wales
33      Beneficios Ltda.                                                       Colombia
34      Benefit Planners Pty Ltd.                                              Australia
35      Biondo, L.L.C.                                                         New Jersey
36      Bland Payne (South Aust.) Pty Limited                                  Australia
37      Border Insurance Services, Inc.                                        California
38      Bowring (Bermuda) Investments Ltd.                                     Bermuda
39      Bowring Marine Limited                                                 England and Wales
40      Bowring Risk Management Limited (In Liquidation)                       England and Wales
41      Broadentry Limited                                                     England and Wales
42      BRW Insurance & Financial Services Limited                             Ireland
43      BRW Insurance Brokers Limited                                          Ireland
44      ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.              Mexico
45      C.T. Bowring & Co. (Insurance) Limited (In Liquidation)                England and Wales
46      C.T. Bowring and Associates (Private) Limited                          Zimbabwe
47      C.T. Bowring Ireland Limited                                           Ireland
48      C.T. Bowring Limited                                                   England and Wales
49      California Insurance Services, Inc.                                    California
50      Capatho AB                                                             Sweden
51      CarLease Luxembourg SA                                                 Luxembourg
52      Casualty Insurance Company Services, Inc.                              California
53      Cecar Brasil Administracao e Corretagem de Seguros Ltda.               Brazil
54      Centrelink Insurance and Financial Services                            California
55      CHH Insurance Brokers Pty Ltd.                                         Australia
56      Claims and Recovery Management (Australia) Pty Limited                 Australia
57      Claims, Inc                                                            Texas
58      Companias DeLima S.A.                                                  Colombia
59      Concord Securities Services, Inc.                                      Maryland
60      Confidentia Life Insurance Agency Ltd.                                 Israel
61      Confidentia Marine Insurance Agency (1983) Ltd.                        Israel
62      Constantinidi Marsh SA                                                 Uruguay
63      Consultores 2020                                                       Venezuela
64      Consultores en Garantias, S.A. de C.V.                                 Mexico
65      Corplex Inc.                                                           New York
66      Corporate Resources Group (Holdings) Ltd.                              British Virgin Islands
67      Corporate Resources Group (UK) Limited                                 England and Wales
68      Corporate Risk Limited                                                 Scotland
69      Corporate Systems Holding, Inc.                                        Nevada
70      Corporate Systems, Inc.                                                Nevada
71      Countryside, Inc                                                       Tennessee
72      CRG (India) Private Ltd.                                               India
73      CRG (Singapore) Pte Ltd                                                Singapore
74      CRG (Thailand) Ltd.                                                    Thailand
75      CRG A/S                                                                Denmark
76      CRG Finland OY                                                         Finland
77      CRG Holdings, Inc.                                                     Philippines
78      CRG HR SDN BHD                                                         Malaysia
79      CRG Iberica, SL                                                        Spain
80      CRG Ltd.                                                               Hong Kong
81      CRG S.A.                                                               Switzerland
82      CRG Sverige AB                                                         Sweden
83      Crucible, Inc.                                                         Virginia
84      Cruiselook Limited                                                     England and Wales
85      Crump E&S of California Insurance Services, Inc.                       California
86      Crump E&S of San Francisco Insurance Services, Inc.                    California
87      Crump Financial Services, Inc.                                         Tennessee
88      Crump Group, Inc.                                                      Delaware
89      Crump Insurance Agency Services, Inc.                                  Delaware
90      Crump Insurance Services Northwest, Inc.                               Washington
91      Crump Insurance Services of Atlanta, Inc.                              Georgia
92      Crump Insurance Services of Boston, Inc.                               Massachusetts
93      Crump Insurance Services of Colorado, Inc.                             Colorado
94      Crump Insurance Services of Florida, Inc.                              Florida
95      Crump Insurance Services of Houston, Inc.                              USA
96      Crump Insurance Services of Illinois, Inc.                             Illinois
97      Crump Insurance Services of Louisiana, Inc.                            USA
98      Crump Insurance Services of Memphis, Inc.                              USA
99      Crump Insurance Services of Michigan                                   USA
100     Crump Insurance Services of Texas, Inc.                                USA
101     Crump Insurance Services, Inc.                                         Texas
102     Crump of New Jersey, Inc.                                              New Jersey
103     Crump of New York, Inc.                                                New York
104     Crump Transportation Insurance Services, Inc.                          California
105     CS STARS LLC                                                           Delaware
106     CSH Acquisition Corporation                                            Nevada
107     Cumberland Brokerage Limited                                           Bermuda
108     CVA Consultants, Inc.                                                  Nevada
109     Danish Re (Bermuda) Limited                                            Bermuda
110     DCC Singapore Ventures Pte Ltd.                                        Singapore
111     DCC Singapore Ventures Pte. Ltd.                                       Singapore
112     Decision Research Corporation                                          Massachusetts
113     DeLima Marsh S.A. - Los Corredores de Seguros S.A.                     Colombia
114     DeLima Mercer Agencia de Seguros Ltda.                                 Colombia
115     DeLima Mercer Consultoria de Recursos Humanos Ltda.                    Colombia
116     Deutsche Post Assekuranz Vermittlungs GmbH                             Germany
117     Digitsuper Limited                                                     England and Wales
118     Don A. Harris & Associates, Inc.                                       Nevada
119     DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH                   Germany
120     Elysees Prevoyance Gestion                                             France
121     EnBW Versicherungs Vermittlung GmbH                                    Germany
122     Encompass Insurance Agency Pty Ltd.                                    Australia
123     Encon Group Inc.                                                       Canada
124     Encon Holdings, Inc.                                                   Canada
125     Encon Reinsurance Managers Inc.                                        Canada
126     English Pension Trustees Limited                                       England and Wales
127     Epsilon Insurance Company, Ltd.                                        Cayman Islands
128     Espana Cinco, Inc.                                                     Delaware
129     Espana Cuatro, Inc.                                                    Delaware
130     Espana Dos, Inc.                                                       Delaware
131     Espana Ocho, Inc.                                                      Delaware
132     Espana Seis, Inc.                                                      Delaware
133     Espana Siete, Inc.                                                     Delaware
134     Espana Tres, Inc.                                                      Delaware
135     Espana Uno, Inc.                                                       Delaware
136     Excess and Treaty Management Corporation                               New York
137     Exmoor Management Company Limited                                      Bermuda
138     Fact Finders                                                           Singapore
139     Fact Finders Asia Limited                                              Isle of Man
140     FDC Acquisition, Inc.                                                  Colorado
141     Fenchurch Insurance Brokers Pty. Limited                               Australia
142     Fernando Mesquida y Asociados SA                                       Argentina
143     Fielding & Partners (Australia) Pty Ltd.                               Australia
144     Fielding Premium Finance Pty Ltd.                                      Australia
145     Financial Research, Inc.                                               Pennsylvania
146     G. E. Freeman Insurance Agency Limited                                 Canada
147     Galbraith & Green, Inc of Ohio                                         Ohio
148     Gem Insurance Company Limited                                          Bermuda
149     General de Courtage D'Assurance                                        Togo
150     Gradmann & Holler GbR                                                  Germany
151     GSC Grupo de Servicos a Cortoes de Credito S/C Ltda.                   Brazil
152     Guy Carpenter & Cia., S.A.                                             Spain
153     Guy Carpenter & Co. Labuan Ltd.                                        Malaysia
154     Guy Carpenter & Company (Pty) Limited                                  South Africa
155     Guy Carpenter & Company (Uruguay) S.A.                                 Uruguay
156     Guy Carpenter & Company AB                                             Sweden
157     Guy Carpenter & Company B.V.                                           Netherlands
158     Guy Carpenter & Company Corredores de Reaseguros Ltda                  Chile
159     Guy Carpenter & Company GmbH                                           Germany
160     Guy Carpenter & Company Limited                                        Ireland
161     Guy Carpenter & Company Limited                                        England and Wales
162     Guy Carpenter & Company Limited                                        Hong Kong
163     Guy Carpenter & Company Peru Corredores de Reaseguros S.A.             Peru
164     Guy Carpenter & Company Private Limited                                Singapore
165     Guy Carpenter & Company Pty. Limited                                   Australia
166     Guy Carpenter & Company S.r.l.                                         Italy
167     Guy Carpenter & Company Venezuela, C.A.                                Venezuela
168     Guy Carpenter & Company, Inc.                                          Delaware
169     Guy Carpenter & Company, Inc. of Pennsylvania                          Pennsylvania
170     Guy Carpenter & Company, Ltd.                                          Canada
171     Guy Carpenter & Company, Ltda.                                         Brazil
172     Guy Carpenter & Company, S.A.                                          Belgium
173     Guy Carpenter & Company, S.A.                                          France
174     Guy Carpenter & Company, S.A.                                          Argentina
175     Guy Carpenter Broking, Inc.                                            Delaware
176     Guy Carpenter Colombia Corredores de Reaseguros Ltda.                  Colombia
177     Guy Carpenter Facultative Pty. Ltd.                                    Australia
178     Guy Carpenter Facultatives S.A.S.                                      France
179     Guy Carpenter Insurance Strategy, Inc.                                 Delaware
180     Guy Carpenter Japan, Inc.                                              Japan
181     Guy Carpenter Reinmex Corredores de Reaseguros Ltda                    Colombia
182     Guy Carpenter Reinmex Intermediario de Reaseguros, S.A. De C.V.        Mexico
183     Guy Carpenter Reinsurance Brokers Philippines, Inc.                    Philippines
184     Hansen International Limited                                           Delaware
185     Healthcare Agencies Limited (In Liquidation)                           England and Wales
186     Healthcare Risk Management Services, Inc.                              Washington
187     Heath Aviation Insurance Broking Pty Ltd                               Australia
188     Heath Fielding Asia Pacific Pty Ltd.                                   Australia
189     Heath Fiji                                                             Fiji
190     Heath Lambert Australia Pty Ltd.                                       Australia
191     Heath Lambert Commercial Finance Pty Ltd.                              Australia
192     Heath Lambert New Zealand Ltd.                                         New Zealand
193     Heath Lambert PNG Pty Ltd.                                             Papua New Guinea
194     Heath Lambert Professional Indemnity Pty Ltd.                          Australia
195     Heath Lambert Re Pty Limited                                           Australia
196     Heath Lambert Workers Compensation Pty Limited                         Australia
197     Henry Ward Johnson & Company Insurance Services, Inc.                  California
198     HL Minors Pty Ltd.                                                     Australia
199     HLG Australasia (SA) Pty LTd.                                          Australia
200     HLG Australasia Pty Ltd.                                               Australia
201     HLG Underwriting Agency Limited                                        New Zealand
202     IFR Inv. Research Inc.                                                 Canada
203     IFS Insurance Broking Pty Limited                                      Australia
204     Industrial Risks Protection Consultants                                Nigeria
205     Informed Sources Holdings Limited                                      England and Wales
206     Informed Sources International Limited                                 England and Wales
207     Informed Sources International, Inc.                                   Delaware
208     InPhoto Surveillance, Inc.                                             Illinois
209     Insbrokers Ltda.                                                       Uruguay
210     Insurance Brokers of Nigeria Limited                                   Nigeria
211     Insurance Finance Australia Pty Ltd.                                   Australia
212     Inter Cora                                                             Niger
213     Inter-Ocean Management (Cayman) Limited                                Cayman Islands
214     Interlink Securities Corp.                                             California
215     Inverbys, S.A. de C.V.                                                 Mexico
216     Invercol Ltd.                                                          Bermuda
217     Irish Pensions Trust Limited                                           Ireland
218     J & H Marsh & McLennan, Inc.                                           USA
219     J&H Benefits Plus Inc.                                                 Philippines
220     J&H Investments (Bermuda) Ltd.                                         Bermuda
221     J&H Marsh & McLennan (Colombia) Ltda.                                  Colombia
222     J&H Marsh & McLennan (UK) Limited                                      England and Wales
223     J&H Marsh & McLennan Ireland Limited                                   Ireland
224     J&H Marsh & McLennan Limited (HK)                                      Hong Kong
225     J&H Marsh & McLennan Norway A.S.                                       Norway
226     James Wigham Poland International Limited                              England and Wales
227     JHM Holdings, Inc.                                                     New York
228     Johnson & Higgins (Bermuda) Limited                                    Bermuda
229     Johnson & Higgins (Peru) S.A. Corredores De Seguro                     Peru
230     Johnson & Higgins (USVI) Ltd.                                          Virgin Islands
231     Johnson & Higgins Consulting (Far East) Ltd.                           Hong Kong
232     Johnson & Higgins Holdings Limited                                     England and Wales
233     Johnson & Higgins Intermediaries (Cayman) Ltd.                         Cayman Islands
234     Johnson & Higgins Ireland Limited                                      Ireland
235     Johnson & Higgins Limited                                              England and Wales
236     Johnson & Higgins Management Services, Ltd.                            Bermuda
237     Johnson & Higgins Willis Faber (U.S.A.) Inc.                           New York
238     Johnson & Higgins Willis Faber Holdings, Inc.                          New York
239     K.A. Uruguay SRL                                                       Uruguay
240     KA de Mexico de S de R de CV                                           Mexico
241     KA Services de Mexico                                                  Mexico
242     KCMS II LLC                                                            Delaware
243     KCMS, Inc.                                                             Delaware
244     Kessler & Co Inc.                                                      Switzerland
245     Kessler Prevoyance Inc.                                                Switzerland
246     Kininmonth Lambert Australia Pty Ltd.                                  Australia
247     Kroll Associates (Asia) Ltd.                                           Hong Kong
248     Kroll Associates (Australia) Pty Limited                               Australia
249     Kroll Associates (Pty) Limited                                         South Africa
250     Kroll Associates Brasil Ltda.                                          Brazil
251     Kroll Associates Iberia, S.L.                                          Spain
252     Kroll Associates International Holdings Inc.                           Delaware
253     Kroll Associates Phillipines                                           Philippines
254     Kroll Associates Private Ltd.                                          India
255     Kroll Associates PTE LTD                                               Singapore
256     Kroll Associates S.A.                                                  Chile
257     Kroll Associates SA                                                    Belgium
258     Kroll Associates SA                                                    Argentina
259     Kroll Associates Srl                                                   Italy
260     Kroll Associates UK Limited                                            England and Wales
261     Kroll Associates, Inc.                                                 Delaware
262     Kroll Background America Corporation Canada                            Canada
263     Kroll Background America, Inc.                                         Tennessee
264     Kroll Background of America of Florida                                 Tennessee
265     Kroll Background Worldwide Limited                                     United Kingdom
266     Kroll Buchler Phillips Limited                                         England and Wales
267     Kroll Cooper Management LLC                                            New Jersey
268     Kroll Corporate Advisory and Restructuring France                      France
269     Kroll Corporate Finance Limited                                        United Kingdom
270     Kroll Crisis Management Group, Inc.                                    Virginia
271     Kroll Deutschland GMBH                                                 Germany
272     Kroll Electronic Recovery, Inc.                                        Delaware
273     Kroll Fact Finders Ltd.                                                Hong Kong
274     Kroll Factual Data, Inc.                                               Colorado
275     Kroll Forensic Accounting Limited                                      England and Wales
276     Kroll France SAS                                                       France
277     Kroll Government Services International, Inc.                          Delaware
278     Kroll Government Services, Inc.                                        Delaware
279     Kroll Holdings Limited                                                 United Kingdom
280     Kroll Holdings SA                                                      Argentina
281     Kroll Holdings, Inc.                                                   Delaware
282     Kroll Inc.                                                             Delaware
283     Kroll Information Services, Inc.                                       Delaware
284     Kroll International, Inc.                                              Delaware
285     Kroll Laboratory Specialists, Inc.                                     Louisiana
286     Kroll Limited                                                          United Kingdom
287     Kroll Lindquist Avey Co.                                               Canada
288     Kroll Lindquist Avey Limited                                           United Kingdom
289     Kroll Lindquist Avey, Inc.                                             Texas
290     Kroll MIE (Pty) Limited                                                South Africa
291     Kroll Municipal Services, Inc.                                         Delaware
292     Kroll Ontrack Iberia, S.L.U                                            Spain
293     Kroll Ontrack Legal Technologies Limited                               United Kingdom
294     Kroll Ontrack Limited                                                  United Kingdom
295     Kroll Ontrack sarl                                                     France
296     Kroll Ontrack, Inc.                                                    Minnesota
297     Kroll Real Estate Services, Inc.                                       Delaware
298     Kroll Restructuring Ltd.                                               Canada
299     Kroll Schiff Associates, Inc.                                          Texas
300     Kroll Security International Limited                                   England and Wales
301     Kroll Stevens Corporation                                              Delaware
302     Kroll Zolfo Cooper, LLC                                                New Jersey
303     Kroll Zolfo Copper Limited                                             England and Wales
304     KZC Services LLC                                                       New Jersey
305     KZC Structured Equity LLC                                              Delaware
306     Laboratory Specialists of America, Inc.                                Oklahoma
307     LAMB Acquisition II, Inc.                                              Ohio
308     LAMB Acquisition, Inc.                                                 Ohio
309     Lambco International, Inc.                                             Georgia
310     Law and Business Economics Limited                                     England and Wales
311     Legal & Commercial Insurances Limited                                  Ireland
312     Les Conseillers Dpt. Inc.                                              Canada
313     Liberty Place Underwriters, Inc.                                       Delaware
314     Lippincott & Margulies, Inc.                                           New York
315     LL Australia Pty Ltd.                                                  Australia
316     LL Pty Ltd.                                                            Australia
317     LLA Facilities Management Pty Ltd                                      Australia
318     Llenrup Participaues S.C. Ltda.                                        Brazil
319     Lowndes Lambert Premium Funding Pty Ltd.                               Australia
320     Lowndes Lambert Pty Ltd.                                               Australia
321     Lowndes Lambert Vic Pty Ltd.                                           Australia
322     Lynch Insurance Brokers Limited                                        Barbados
323     M&M Insurance Management Canada Ltd.                                   Canada
324     M&M Vehicle, L.P.                                                      Delaware
325     M.B. Fitzpatrick Limited                                               Ireland
326     Marclen Holdings, Inc.                                                 Delaware
327     Marclen LLC                                                            Delaware
328     Mariners Insurance Agency, Inc.                                        Massachusetts
329     Maritime Adjusters, Inc.                                               Massachusetts
330     Marsh & Co. S.p.A.                                                     Italy
331     Marsh & McLennan (PNG) Limited                                         Papua New Guinea
332     Marsh & McLennan (Singapore) Pte Ltd                                   Singapore
333     Marsh & McLennan (South Australia) Pty Ltd                             Australia
334     Marsh & McLennan (WA) Pty. Ltd.                                        Australia
335     Marsh & McLennan Affiliated Fund, L.P.                                 Delaware
336     Marsh & McLennan Agencies Pty. Ltd.                                    Australia
337     Marsh & McLennan Argentina SA Corredores de Reaseguros                 Argentina
338     Marsh & McLennan C&I, GP, Inc.                                         Delaware
339     Marsh & McLennan Capital Professionals Fund, L.P.                      United States
340     Marsh & McLennan Capital Technology Professional Venture Fund, L.P.    Delaware
341     Marsh & McLennan Companies UK Limited                                  England and Wales
342     Marsh & McLennan Companies, Inc.                                       Delaware
343     Marsh & McLennan Employees' Securities Company, L.P.                   United States
344     Marsh & McLennan ESC Australia, L.P.                                   Delaware
345     Marsh & McLennan Financial Markets, Inc.                               Delaware
346     Marsh & McLennan Finland Oy                                            Finland
347     Marsh & McLennan GbR Holdings, Inc.                                    Delaware
348     Marsh & McLennan Global Broking (Bermuda) Ltd.                         Bermuda
349     Marsh & McLennan GP I, Inc.                                            Delaware
350     Marsh & McLennan GP II, Inc.                                           Delaware
351     Marsh & McLennan GP III, Inc.                                          Delaware
352     Marsh & McLennan Holdings GmbH                                         Germany
353     Marsh & McLennan Holdings II, Inc.                                     Delaware
354     Marsh & McLennan Holdings Limited                                      England and Wales
355     Marsh & McLennan Holdings, Inc.                                        Delaware
356     Marsh & McLennan Limited                                               Hong Kong
357     Marsh & McLennan Management Services (Bermuda) Limited                 Bermuda
358     Marsh & McLennan Pallas Holdings GmbH                                  Germany
359     Marsh & McLennan Pallas Holdings, Inc.                                 Delaware
360     Marsh & McLennan Properties (Bermuda) Ltd.                             Bermuda
357     Marsh & McLennan Properties, Inc.                                      Delaware
358     Marsh & McLennan Real Estate Advisors, Inc.                            Delaware
359     Marsh & McLennan Risk Capital Holdings, Ltd.                           Delaware
360     Marsh & McLennan Securities Group Limited                              England and Wales
361     Marsh & McLennan Securities International, Ltd.                        Bermuda
362     Marsh & McLennan Services Limited                                      England and Wales
363     Marsh & McLennan Servicios, S.A. De C.V.                               Mexico
364     Marsh & McLennan Sweden AB                                             Sweden
365     Marsh & McLennan Tech GP II, Inc.                                      Delaware
366     Marsh & McLennan, Incorporated                                         Virgin Islands
367     Marsh (Bahrain) Company SPC                                            Bahrain
368     Marsh (Hong Kong) Limited                                              Hong Kong
369     Marsh (Insurance Brokers) LLP                                          Kazakhstan
370     Marsh (Insurance Services) Limited                                     England and Wales
371     Marsh (Isle of Man) Limited                                            Isle of Man
372     Marsh (Jersey) Limited                                                 Jersey
373     Marsh (Middle East) Limited                                            England and Wales
374     Marsh (Namibia) (Proprietary) Limited                                  Namibia
375     Marsh (Proprietary) Limited                                            Botswana
376     Marsh (South Africa) (Proprietary) Limited                             South Africa
377     Marsh - Insurance Brokers ZAO                                          Russia
378     Marsh A/S                                                              Denmark
379     Marsh AB                                                               Sweden
380     Marsh Advanced Risk Services Limited (Applied to be struck off)        England and Wales
381     Marsh Advanced Risk Solutions Limited                                  England and Wales
382     Marsh Africa (Pty) Limited                                             South Africa
383     Marsh AG                                                               Switzerland
384     Marsh Argentina S.R.L.                                                 Argentina
385     Marsh Asia Pacific Management Pty. Ltd.                                Australia
386     Marsh Assessoria e Consultoria Empresarial S/C Ltda.                   Brazil
387     Marsh Assistencia e Administracao S/C Ltda.                            Brazil
388     Marsh Austria G.m.b.H.                                                 Austria
389     Marsh B.V.                                                             Netherlands
390     Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.    Mexico
391     Marsh Broker Japan, Inc.                                               Japan
392     Marsh Canada Limited/Marsh Canada Limitee                              Canada
393     Marsh Canada Securities Limited/Marsh Canada Valeurs Mobilieres        Canada
        Limitee
394     Marsh Captive Management Services Pty. Ltd.                            Australia
395     Marsh Caspian Services LLC                                             Azerbaijan
396     Marsh CISO Limited (In Liquidation)                                    England and Wales
397     Marsh Claims Management Services (Canada) Limited                      Canada
398     Marsh Commercial Insurance Agencies Pty Ltd.                           Australia
399     Marsh Conseil S.A.S.                                                   France
400     Marsh Corporate Services (Barbados) Limited                            Barbados
401     Marsh Corporate Services Limited                                       England and Wales
402     Marsh Corretora de Seguros Ltda.                                       Brazil
403     Marsh d.o.o. Beograd                                                   Serbia & Montenegro
404     Marsh d.o.o. za posredovanje u osiguranju                              Croatia
405     Marsh Direct                                                           Korea
406     Marsh E00D                                                             Bulgaria
407     Marsh Employee Benefit Services Limited                                England and Wales
408     Marsh Eurofinance BV                                                   Netherlands
409     Marsh Europe S.A.                                                      Belgium
410     Marsh Finance B.V.                                                     Rotterdam
411     Marsh Financial Insurance Services of Massachusetts, Inc.              Massachusetts
412     Marsh Financial Services (Guernsey) Limited                            Guernsey
413     Marsh Financial Services International Ltd.                            Bermuda
414     Marsh Financial Services Limited                                       England and Wales
415     Marsh Financial Services Limited                                       Ireland
416     Marsh Financial Services of Texas, Inc.                                Texas
417     Marsh Financial Services, Inc.                                         Indiana
418     Marsh Financial Services, Inc.                                         New York
419     Marsh Global Broking (Dublin) Limited                                  Ireland
420     Marsh Global Broking Inc. (Connecticut)                                Connecticut
421     Marsh Global Broking Inc. (Missouri)                                   Missouri
422     Marsh Global Broking Inc. (New Jersey)                                 New Jersey
423     Marsh Global Broking Inc. (Texas)                                      Texas
424     Marsh Global Markets (Bermuda) Limited                                 Bermuda
425     Marsh Global Markets GmbH                                              Germany
426     Marsh GmbH                                                             Germany
427     Marsh Holding AB                                                       Sweden
428     Marsh Holdings (Proprietary) Limited                                   South Africa
429     Marsh Holdings B.V.                                                    Netherlands
430     Marsh Holdings Limited (In Liquidation)                                England and Wales
431     Marsh Inc.                                                             Delaware
432     Marsh India Private Limited                                            India
433     Marsh INSCO LLC                                                        United Arab Emirates
434     Marsh Insurance & Investments Corp.                                    Delaware
435     Marsh Insurance and Risk Management Consultants Ltd.                   The People's Republic of
                                                                               China
436     Marsh Insurance Brokers (Macau) Limited                                Macao
437     Marsh Insurance Brokers (Malaysia) Sdn Bhd                             Malaysia
438     Marsh Insurance Brokers (Private) Limited                              Zimbabwe
439     Marsh Insurance Brokers Limited                                        England and Wales
440     Marsh Insurance Services Spolka z.o.o.                                 Poland
441     Marsh Intermediaries, Inc.                                             New York
442     Marsh International Broking Holdings Limited                           England and Wales
443     Marsh International Holdings (Korea) Inc.                              Delaware
444     Marsh International Holdings II, Inc.                                  Delaware
445     Marsh International Holdings, Inc.                                     Delaware
446     Marsh International Limited                                            England and Wales
447     Marsh Investment Services Limited                                      England and Wales
448     Marsh Ireland Holdings Limited                                         Ireland
449     Marsh Ireland Limited                                                  Ireland
450     Marsh Israel (1999) Ltd.                                               Israel
451     Marsh Israel (Holdings) Ltd.                                           Israel
452     Marsh Israel Consultants Ltd.                                          Israel
453     Marsh Israel Insurance Agency Ltd.                                     Israel
454     Marsh Japan, Inc.                                                      Japan
455     Marsh Kft.                                                             Hungary
456     Marsh Kindlustusmaakler AS                                             Estonia
457     Marsh Korea, Inc.                                                      Korea
458     Marsh Life & Pension Oy                                                Finland
459     Marsh Limited                                                          Fiji
460     Marsh Limited                                                          New Zealand
461     Marsh Limited                                                          England and Wales
462     Marsh Limited                                                          Papua New Guinea
463     Marsh Link Limited                                                     England and Wales
464     Marsh LLC                                                              Ukraine
465     Marsh LLC Insurance Brokers                                            Greece
466     Marsh Ltd.                                                             Wisconsin
467     Marsh Ltd. Taiwan Branch                                               Taiwan
468     Marsh Luxembourg SA                                                    Luxembourg
469     Marsh Management Services (Barbados), Ltd.                             Barbados
470     Marsh Management Services (Bermuda) Ltd.                               Bermuda
471     Marsh Management Services (British Virgin Islands) Ltd                 British Virgin Islands
472     Marsh Management Services (Cayman) Ltd.                                Cayman Islands
473     Marsh Management Services (Dublin) Limited                             Ireland
474     Marsh Management Services (Gibraltar) Limited                          Gibraltar
475     Marsh Management Services (Labuan) Limited                             Malaysia
476     Marsh Management Services (Luxembourg) SA                              Luxembourg
477     Marsh Management Services (USVI) Ltd.                                  Virgin Islands
478     Marsh Management Services Guernsey Limited                             Guernsey
479     Marsh Management Services Inc.                                         New York
480     Marsh Management Services Isle of Man Limited                          Isle of Man
481     Marsh Management Services Jersey Limited                               Jersey
482     Marsh Management Services Singapore Pte. Ltd.                          Singapore
483     Marsh Management Services Sweden AB                                    Sweden
484     Marsh Marine & Energy AB                                               Sweden
485     Marsh Marine & Energy AS                                               Norway
486     Marsh Marine & Energy Limited                                          England and Wales
487     Marsh Mercer Holdings Australia Pty Ltd                                Australia
488     Marsh Micronesia                                                       Guam
489     Marsh Norway AS                                                        Norway
490     Marsh Oy                                                               Finland
491     Marsh PB Co., Ltd.                                                     Thailand
492     Marsh Peru SA Corredores de Seguros                                    Peru
493     Marsh Philippines, Inc.                                                Philippines
494     Marsh Placement Inc.                                                   Illinois
495     Marsh Placement Services Limited (In Liquidation)                      England and Wales
496     Marsh Privat, A.I.E.                                                   Spain
497     Marsh Pty. Ltd.                                                        Australia
498     Marsh Risk Consulting B.V.                                             Netherlands
499     Marsh Risk Consulting Services S.r.L.                                  Italy
500     Marsh Risk Consulting, S.L.                                            Spain
501     Marsh Risk Management Pvt Ltd.                                         India
502     Marsh S.A.                                                             Belgium
503     Marsh S.A.                                                             France
504     Marsh S.A. Corredores De Seguros                                       Chile
505     Marsh S.p.A.                                                           Italy
506     Marsh S.R.L.                                                           Romania
507     Marsh s.r.o.                                                           Czech Republic
508     Marsh s.r.o.                                                           Slovak Republic
509     Marsh SA                                                               Luxembourg
510     Marsh SA (Argentina)                                                   Argentina
511     Marsh Saldana Inc.                                                     Puerto Rico
512     Marsh Secretarial Services Limited                                     England and Wales
513     Marsh Services Limited                                                 England and Wales
514     Marsh Services S.A.S.                                                  France
515     Marsh SIA                                                              Latvia
516     Marsh Sigorta ve Reasurans Brokerligi A.S.                             Turkey
517     Marsh Singapore Pte Ltd.                                               Singapore
518     Marsh Space Projects Limited (Applied to be struck off)                England and Wales
519     Marsh Specialty Operations Limited (Applied to be struck off)          England and Wales
520     Marsh Spolka z.o.o.                                                    Poland
521     Marsh Szolgaltato Kft.                                                 Hungary
522     Marsh Treasury Services (Dublin) Limited                               Ireland
523     Marsh Treasury Services Limited                                        England and Wales
524     Marsh Tunisia S.A.R.L.                                                 Tunisia
525     Marsh UK Group Limited                                                 England and Wales
526     Marsh UK Holdings Limited                                              England and Wales
527     Marsh UK Limited                                                       England and Wales
528     Marsh Ukraine Limited (In Liquidation)                                 England and Wales
529     Marsh USA (India) Inc.                                                 Delaware
530     Marsh USA Agency Inc.                                                  Texas
531     Marsh USA Benefits Inc.                                                Texas
532     Marsh USA Inc.                                                         Delaware
533     Marsh USA Inc. (Alabama)                                               Alabama
534     Marsh USA Inc. (Alaska)                                                Alaska
535     Marsh USA Inc. (Arkansas)                                              Arkansas
536     Marsh USA Inc. (Connecticut)                                           Connecticut
537     Marsh USA Inc. (Idaho)                                                 Idaho
538     Marsh USA Inc. (Illinois)                                              Illinois
539     Marsh USA Inc. (Indiana)                                               Indiana
540     Marsh USA Inc. (Kentucky)                                              Kentucky
541     Marsh USA Inc. (Louisiana)                                             Louisiana
542     Marsh USA Inc. (Massachusetts)                                         Massachusetts
543     Marsh USA Inc. (Michigan)                                              Michigan
544     Marsh USA Inc. (Mississippi)                                           Mississippi
545     Marsh USA Inc. (Nevada)                                                Nevada
546     Marsh USA Inc. (Ohio)                                                  Ohio
547     Marsh USA Inc. (Oklahoma)                                              Oklahoma
548     Marsh USA Inc. (Pennsylvania)                                          Pennsylvania
549     Marsh USA Inc. (Rhode Island)                                          Rhode Island
550     Marsh USA Inc. (Texas)                                                 Texas
551     Marsh USA Inc. (Utah)                                                  Utah
552     Marsh USA Inc. (Virginia)                                              Virginia
553     Marsh USA Inc. (West Virginia)                                         West Virginia
554     Marsh USA Risk Services Inc.                                           Maine
555     Marsh USA, Inc.                                                        The People's Republic of
                                                                               China
556     Marsh Venezuela C.A.                                                   Venezuela
557     Marsh Vietnam Insurance Broking Company Ltd                            Viet Nam
558     Marsh, Lda.                                                            Portugal
559     Marsh, S.A. Mediadores de Seguros                                      Spain
560     Marsh-Assureurs Conseils Tchadiens SARL                                Chad
561     Matthiessen Assurans AB                                                Sweden
562     Matthiessen Reinsurance Ltd AB                                         Sweden
563     Mearbridge LLC                                                         Delaware
564     Mediservice Administradora De Planos De Saude Ltda.B                   Brazil
565     Medisure Affinity Services Limited                                     England and Wales
566     Medisure Corporate Services Limited                                    England and Wales
567     Medisure Trustees Limited                                              England and Wales
568     Mees & Zoonen Argentina SA                                             Argentina
569     Members Insurance Club Agency, Inc.                                    Louisiana
570     Members Insurance Club Agency, Inc.                                    Ohio
571     Mercer Asesores de Seguros SA                                          Argentina
572     Mercer Australia Limited                                               Australia
573     Mercer Broking Ltd.                                                    Taiwan
574     Mercer Consulting Group Verwaltungs GmbH                               Germany
575     Mercer Consulting Holdings Sdn. Bhd.                                   Malaysia
576     Mercer Corredores de Seguros Ltda.                                     Chile
577     Mercer Corretora de Seguros Ltda                                       Brazil
578     Mercer Cullen Egan Dell Limited                                        New Zealand
579     Mercer Delta Consulting Limited                                        England and Wales
580     Mercer Delta Consulting Limited                                        Canada
581     Mercer Delta Consulting LLC                                            Delaware
582     Mercer Delta Consulting SAS                                            France
583     Mercer Employee Benefits OY                                            Finland
584     Mercer Global Investments, Inc.                                        Delaware
585     Mercer Health & Benefits LLC                                           Delaware
586     Mercer Holdings Canada, Inc.                                           Delaware
587     Mercer Holdings, Inc.                                                  Delaware
588     Mercer HR Outsourcing, LLC                                             Delaware
589     Mercer Human Resource Consulting                                       Turkey
590     Mercer Human Resource Consulting (S) Pte Ltd                           Singapore
591     Mercer Human Resource Consulting a.s.                                  Czech Republic
592     Mercer Human Resource Consulting A/S                                   Denmark
593     Mercer Human Resource Consulting and Insurance Brokers Limited         Hungary
594     Mercer Human Resource Consulting AS                                    Norway
595     Mercer Human Resource Consulting B.V.                                  Netherlands
596     Mercer Human Resource Consulting CA                                    Venezuela
597     Mercer Human Resource Consulting GmbH                                  Germany
598     Mercer Human Resource Consulting GmbH                                  Austria
599     Mercer Human Resource Consulting Korea Ltd.                            Korea
600     Mercer Human Resource Consulting Lda.                                  Portugal
601     Mercer Human Resource Consulting Limited                               Ireland
602     Mercer Human Resource Consulting Limited                               England and Wales
603     Mercer Human Resource Consulting Limited                               China
604     Mercer Human Resource Consulting Limited                               Canada
605     Mercer Human Resource Consulting Limited                               Hong Kong
606     Mercer Human Resource Consulting LLC                                   Delaware
607     Mercer Human Resource Consulting Ltd                                   Japan
608     Mercer Human Resource Consulting Ltd                                   Thailand
609     Mercer Human Resource Consulting Ltd.                                  New Zealand
610     Mercer Human Resource Consulting Ltd.                                  Taiwan
611     Mercer Human Resource Consulting Ltda                                  Brazil
612     Mercer Human Resource Consulting Ltda.                                 Chile
613     Mercer Human Resource Consulting of Indiana, Inc.                      Indiana
614     Mercer Human Resource Consulting of Kentucky, Inc.                     Kentucky
615     Mercer Human Resource Consulting of Louisiana, Inc.                    Louisiana
616     Mercer Human Resource Consulting of Massachusetts, Inc.                Massachusetts
617     Mercer Human Resource Consulting of Michigan, Inc.                     Michigan
618     Mercer Human Resource Consulting of Ohio, Inc.                         Ohio
619     Mercer Human Resource Consulting of Oklahoma, Inc.                     Oklahoma
620     Mercer Human Resource Consulting of Puerto Rico, Inc.                  Puerto Rico
621     Mercer Human Resource Consulting of Texas, Inc.                        Texas
622     Mercer Human Resource Consulting of Virginia, Inc.                     Virginia
623     Mercer Human Resource Consulting OY                                    Finland
624     Mercer Human Resource Consulting Pty Ltd                               Australia
625     Mercer Human Resource Consulting Pvt Ltd                               India
626     Mercer Human Resource Consulting S.A.                                  France
627     Mercer Human Resource Consulting SA                                    Argentina
628     Mercer Human Resource Consulting SA                                    Switzerland
629     Mercer Human Resource Consulting SA de CV                              Mexico
630     Mercer Human Resource Consulting SA-NV                                 Belgium
631     Mercer Human Resource Consulting Sdn. Bhd.                             Malaysia
632     Mercer Human Resource Consulting SP. Z.O.O.                            Poland
633     Mercer Human Resource Consulting Srl                                   Italy
634     Mercer Human Resource Consulting, Inc.                                 Delaware
635     Mercer Human Resource Consulting, Inc.                                 Philippines
636     Mercer Human Resource Consulting, S.L.                                 Spain
637     Mercer Inc.                                                            Delaware
638     Mercer Insurance Services, Inc.                                        Massachusetts
639     Mercer Investment Consulting Limited                                   Ireland
640     Mercer Investment Consulting, Inc.                                     Kentucky
641     Mercer Investment Nominees (NZ) Limited                                New Zealand
642     Mercer Investment Nominees Ltd                                         Australia
643     Mercer Ireland Holdings Limited                                        Ireland
644     Mercer Legal (NSW) Pty Ltd                                             Australia
645     Mercer Legal Pty Ltd.                                                  Australia
646     Mercer Limited                                                         England and Wales
647     Mercer Management Consulting AG                                        Switzerland
648     Mercer Management Consulting GmbH                                      Germany
649     Mercer Management Consulting Group GmbH & Co. KG                       Germany
650     Mercer Management Consulting Holding GmbH                              Germany
651     Mercer Management Consulting Limited                                   England and Wales
652     Mercer Management Consulting Limited                                   Canada
653     Mercer Management Consulting S.L.                                      Spain
654     Mercer Management Consulting Servicios, S. de R.L. De C.V.             Mexico
655     Mercer Management Consulting SNC                                       France
656     Mercer Management Consulting Sociedade Unipessoal, Lda                 Portugal
657     Mercer Management Consulting, Inc.                                     Delaware
658     Mercer Management Consulting, Ltd.                                     Bermuda
659     Mercer Oliver Wyman                                                    Sweden
660     Mercer Oliver Wyman Actuarial Consulting Limited                       Canada
661     Mercer Oliver Wyman Actuarial Consulting, Inc                          Delaware
662     Mercer Oliver Wyman BV                                                 Netherlands
663     Mercer Oliver Wyman Corporate Risk Consulting, Inc.                    Delaware
664     Mercer Oliver Wyman Gmbh                                               Germany
665     Mercer Oliver Wyman Limited                                            England and Wales
666     Mercer Oliver Wyman S.r.l.                                             Italy
667     Mercer Pensionsraadgivning A/S                                         Denmark
668     Mercer Personenversicherungs-makler GmbH                               Austria
669     Mercer SAS                                                             France
670     Mercer Securities, Inc.                                                Delaware
671     Mercer Sweden AB                                                       Sweden
672     Mercer Tax Agents Pty Ltd                                              Australia
673     Mercer Trust Company                                                   New Hampshire
674     Mercer Trustees Limited                                                Ireland
675     Mercer Trustees Limited                                                England and Wales
676     Mercer Zainal Consulting Sdn Bhd                                       Malaysia
677     MercerHR.com LLC                                                       Delaware
678     MercerHR.com, Inc.                                                     Delaware
679     MMC C&I Employees' Securities Company, L.P.                            Delaware
680     MMC Capital C&I Professionals Fund, L.P.                               Delaware
681     MMC Capital Limited                                                    England and Wales
682     MMC Capital Tech GP II, Inc.                                           Delaware
683     MMC Capital Tech Professional Fund II, L.P.                            Delaware
684     MMC Capital, Inc.                                                      Delaware
685     MMC Executive Services, Inc.                                           Delaware
686     MMC France S.A.                                                        France
687     MMC Realty, Inc.                                                       New York
688     MMC Securities Corp.                                                   Delaware
689     MMC UK Pension Fund Trustee Limited                                    England and Wales
690     MMOW Limited                                                           England and Wales
691     MMRC LLC                                                               Delaware
692     MMRCH LLC                                                              Delaware
693     MMSC Holdings, Inc.                                                    Delaware
694     MMSC Risk Advisors, Inc.                                               Delaware
695     MOW Holding LLC                                                        Delaware
696     MPA (International) Limited                                            England and Wales
697     Muir Beddal (Zimbabwe) Limited                                         Zimbabwe
698     MVM Versicherungsberatungs Gesellschaft m.b.H.                         Austria
699     MVM Versicherungsmakler AG                                             Switzerland
700     N.V. Algemene Verzekeringsmaatschappij 'De Zee'                        Netherlands
701     Nandix                                                                 Uruguay
702     National Economic Research Associates KK                               Japan
703     National Economic Research Associates, Inc.                            California
704     National Economic Research Associates, Inc.                            Delaware
705     National Medical Audit                                                 California
706     National Psychopharmacology Laboratories, Inc.                         Tennessee
707     NERA Austrailia Pty Limited                                            Australia
708     NERA do Brasil Ltda.                                                   Brazil
709     NERA S.R.L.                                                            Italy
710     NERA UK Limited                                                        England and Wales
711     Neuburger Noble Lowndes GmbH                                           Germany
712     New Flag Asset Management Limited                                      England and Wales
713     New Flag UK Holdings Limited                                           England and Wales
714     New S.A.                                                               Peru
715     New Zealand Limited                                                    New Zealand
716     Noble Lowndes Personal Financial Services Limited (In Liquidation)     England and Wales
717     Normandy Reinsurance Company Limited                                   Bermuda
718     OCR Ltd.                                                               Australia
719     Omega Indemnity (Bermuda) Limited                                      Bermuda
720     Ontrack Data Recovery, Inc.                                            Minnesota
721     Organizacion Brockman y Schuh, S.A. de C.V.                            Mexico
722     Paladin Reinsurance Corporation                                        New York
723     Palamerican Corporation                                                Delaware
724     Pallas Marsh Corretagem de Seguros Ltda.                               Brazil
725     Panagora Asset Management, Inc.                                        Delaware
726     Pension Trustees Limited                                               England and Wales
727     Personnel Risk Management Limited                                      United Kingdom
728     Peter Smart Associates Limited (In Liquidation)                        England and Wales
729     PFT Limited                                                            England and Wales
730     PI Indemnity Company, Limited                                          Ireland
731     PII Holdings, Inc.                                                     Massachusetts
732     Potomac Insurance Managers, Inc.                                       Delaware
733     Prentis Donegan & Partners (Holdings) Limited                          England and Wales
734     Prentis Donegan & Partners Limited                                     England and Wales
735     Price Forbes (Bermuda) Ltd.                                            Bermuda
736     Price Forbes Australia Limited                                         Australia
737     Price Forbes Limited                                                   England and Wales
738     PRIESTIM SCI                                                           France
739     PT Mercer Human Resource Consulting                                    Indonesia
740     PT Quantum Computing Services                                          Indonesia
741     PT Quantum Investments                                                 Indonesia
742     PT Quantum Support Services                                            Indonesia
743     PT. Marsh Indonesia                                                    Indonesia
744     PT. Peranas Agung                                                      Indonesia
745     Putnam Aviation Holdings, LLC                                          Delaware
746     Putnam Capital, LLC                                                    Delaware
747     Putnam Fiduciary Trust Company                                         Massachusetts
748     Putnam Futures Advisors, Inc.                                          Massachusetts
749     Putnam International Advisory Company S.A.                             Luxembourg
750     Putnam International Distributors, Ltd.                                Cayman Islands
751     Putnam Investment Holdings, LLC                                        Delaware
752     Putnam Investment Management Trust                                     Massachusetts
753     Putnam Investment Management, LLC                                      Delaware
754     Putnam Investments Argentina, S.A.                                     Argentina
755     Putnam Investments Australia Pty Limited                               Australia
756     Putnam Investments Inc.                                                Canada
757     Putnam Investments Limited                                             Ireland
758     Putnam Investments Limited                                             England and Wales
759     Putnam Investments Securities Co., Ltd.                                Japan
760     Putnam Investments Trust                                               Massachusetts
761     Putnam Investments Trust II                                            Massachusetts
762     Putnam Investments, LLC                                                Delaware
763     Putnam Investor Services, Inc.                                         Massachusetts
764     Putnam Retail Management GP, Inc.                                      Massachusetts
765     Putnam Retail Management Limited Partnership                           Massachusetts
766     Putnam, LLC                                                            Delaware
767     Quality Facts, Inc.                                                    Tennessee
768     Quorum Acquisition Corporation                                         Delaware
769     Quorum Lanier                                                          Philippines
770     Quorum Litigation Services, LLC                                        Minnesota
771     R. Mees & Zoonen Holdings B.V.                                         Netherlands
772     R.W. Gibbon & Son (Underwriting Agencies) Limited                      England and Wales
773     Reclaim Consulting Services Limited                                    England and Wales
774     Reinmex                                                                Mexico
775     Reinmex de Colombia Corredores de Reaseguos, Ltda.                     Mexico
776     Reinmex Florida, Inc.                                                  Florida
777     Reinsurance Solutions International, L.L.C.                            Delaware
778     Reitmulders & Partners B.V.                                            Netherlands
779     Residual Management Pty Ltd.                                           Australia
780     Resolutions International Limited                                      Delaware
781     ReSolutions International Limited                                      England and Wales
782     Resource Benefit Associates                                            Nigeria
783     Retach Corporation                                                     Delaware
784     Retirement Pension Trustee's Limited                                   Zimbabwe
785     RIC Management Services Limited                                        Ireland
786     Richard Sparrow and Company (International Non Marine) Limited (In     England and Wales
        Liquidation)
787     Richard Sparrow and Company Limited                                    England and Wales
788     Richard Sparrow Holdings Limited (In Liquidation)                      England and Wales
789     Risk Company A                                                         Philippines
790     Risk Company A UK Limited                                              United Kingdom
791     Risk Company B                                                         Philippines
792     Rivers Group Limited                                                   England and Wales
793     RMB-Risk Management Beratungs-GmbH                                     Germany
794     Roberts Donegan Limited                                                England and Wales
795     Rockefeller Risk Advisors of Florida, Inc.                             Florida
796     Rockefeller Risk Advisors, Inc.                                        New York
797     RSI Solutions International, Inc.                                      New York
798     RSL Insurances Pty Ltd.                                                Australia
799     SAFCAR-Marsh                                                           Mali
800     SCIB (Bermuda) Limited                                                 Bermuda
801     SCMS Administrative Services, Inc.                                     Illinois
802     Seabury & Smith Agency, Inc.                                           Ohio
803     Seabury & Smith Group Limited (In Liquidation)                         England and Wales
804     Seabury & Smith of Georgia, Inc.                                       Georgia
805     Seabury & Smith of Idaho, Inc.                                         Idaho
806     Seabury & Smith of Illinois, Inc.                                      Illinois
807     Seabury & Smith, Inc.                                                  Delaware
808     Seabury & Smith, Inc.                                                  Indiana
809     Seabury & Smith, Inc.                                                  Louisiana
810     Seabury & Smith, Inc.                                                  Massachusetts
811     Seabury & Smith, Inc.                                                  Michigan
812     Seabury & Smith, Inc.                                                  Nevada
813     Seabury & Smith, Inc.                                                  Oklahoma
814     Seabury & Smith, Inc.                                                  Texas
815     Seabury & Smith, Inc.                                                  Virginia
816     Second Opinion Insurance Services                                      California
817     SEDFEMA Insurance Brokers, Inc.                                        Philippines
818     Sedgwick (Bermuda) Limited                                             Bermuda
819     Sedgwick (Deutschland) GmbH                                            Germany
820     Sedgwick (Holdings) Pty. Limited                                       Australia
821     Sedgwick (Isle of Man) Limited                                         Isle of Man
822     Sedgwick (PNG) Limited                                                 Papua New Guinea
823     Sedgwick Africa Holdings (Proprietary) Limited                         South Africa
824     Sedgwick Alpha Limited (In Liquidation)                                England and Wales
825     Sedgwick Asia Pacific Limited                                          Australia
826     Sedgwick Aviation Limited                                              England and Wales
827     Sedgwick Benefits, Inc.                                                Utah
828     Sedgwick Bergvall Holdings AS                                          Norway
829     Sedgwick Brimex (Guernsey) Limited                                     Guernsey
830     Sedgwick Claims Management Services Limited                            Ireland
831     Sedgwick Claims Management Services, Inc.                              Illinois
832     Sedgwick CMS Holdings, Inc.                                            Delaware
833     Sedgwick Construction Asia Limited                                     Hong Kong
834     Sedgwick Consulting Group Limited                                      England and Wales
835     Sedgwick Corporate and Employee Benefits Limited                       Australia
836     Sedgwick Corporate Services Limited                                    Isle of Man
837     Sedgwick Dineen Group Limited                                          Ireland
838     Sedgwick Dineen Ireland Limited                                        Ireland
839     Sedgwick Dineen Limited                                                Ireland
840     Sedgwick Dineen Trustees Limited                                       Ireland
841     Sedgwick Energy & Marine Limited                                       England and Wales
842     Sedgwick Energy (Insurance Services) Inc.                              Texas
843     Sedgwick Energy Limited                                                England and Wales
844     Sedgwick Far East Limited                                              England and Wales
845     Sedgwick Financial Services (Deutschland) GmbH                         Germany
846     Sedgwick Financial Services Consulting Division BV                     Netherlands
847     Sedgwick Financial Services Limited                                    England and Wales
848     Sedgwick Financial Services, Inc                                       Delaware
849     Sedgwick Forbes Middle East Limited                                    Jersey
850     Sedgwick Group (Australia) Pty. Limited                                Australia
851     Sedgwick Group (Bermuda) Limited                                       Bermuda
852     Sedgwick Group (Zimbabwe) Limited                                      Zimbabwe
853     Sedgwick Group Limited                                                 England and Wales
854     Sedgwick Holdings (Private) Limited                                    Zimbabwe
855     Sedgwick Hung Kai Insurance & Risk Management Consultants Limited      Hong Kong
856     Sedgwick Inc.                                                          New York
857     Sedgwick Insurance Agencies Pty Limited                                Australia
858     Sedgwick Internationaal BV                                             Amsterdam
859     Sedgwick International Broking Services Limited (In Liquidation)       England and Wales
860     Sedgwick International Marketing Services Inc                          Delaware
861     Sedgwick International Risk Management, Inc.                           Delaware
862     Sedgwick Kassman Limited                                               Papua New Guinea
863     Sedgwick Life and Benefits, Inc.                                       Texas
864     Sedgwick Limited                                                       England and Wales
865     Sedgwick Ltd.                                                          Australia
866     Sedgwick Management Services (Antigua) Limited                         Antigua
867     Sedgwick Management Services (Barbados) Limited                        Barbados
868     Sedgwick Management Services (Bermuda) Limited                         Bermuda
869     Sedgwick Management Services (Cayman) Limited                          Cayman Islands
870     Sedgwick Management Services (Guernsey) Limited                        Guernsey
871     Sedgwick Management Services (Ireland)                                 Ireland
872     Sedgwick Management Services (Isle of Man) Limited                     Isle of Man
873     Sedgwick Management Services (London) Limited                          England and Wales
874     Sedgwick Management Services (Private) Limited                         Zimbabwe
875     Sedgwick Management Services (Singapore) Pte Limited                   Singapore
876     Sedgwick Management Services (U.S.) Ltd.                               Vermont
877     Sedgwick Managing General Agency, Inc.                                 Texas
878     Sedgwick Noble Lowndes (NZ) Ltd.                                       New Zealand
879     Sedgwick Noble Lowndes (UK) Limited                                    England and Wales
880     Sedgwick Noble Lowndes Actuarial Limited                               Australia
881     Sedgwick Noble Lowndes Asia Pacific Limited                            Australia
882     Sedgwick Noble Lowndes B.V.                                            Netherlands
883     Sedgwick Noble Lowndes Conseil SA                                      France
884     Sedgwick Noble Lowndes Financial Planning Limited                      Australia
885     Sedgwick Noble Lowndes Group Limited                                   England and Wales
886     Sedgwick Noble Lowndes Insurance Division BV                           Netherlands
887     Sedgwick Noble Lowndes Limited                                         Ireland
888     Sedgwick Noble Lowndes Limited                                         England and Wales
889     Sedgwick Noble Lowndes Limited                                         Hong Kong
890     Sedgwick Noble Lowndes North America, Inc.                             Delaware
891     Sedgwick Noble Lowndes Trusteeship Services Limited                    Australia
892     Sedgwick Northern Ireland Risk Services Limited (In Liquidation)       Northern Ireland
893     Sedgwick Overseas Investments Limited                                  England and Wales
894     Sedgwick Oy                                                            Finland
895     Sedgwick Pte Ltd                                                       Singapore
896     Sedgwick Re Asia Pacific (Consultants) Private Limited                 Singapore
897     Sedgwick Re Asia Pacific Limited                                       Australia
898     Sedgwick Reinsurance Brokers Limited                                   England and Wales
899     Sedgwick Risk Management & Consultants (Private) Limited               Zimbabwe
900     Sedgwick Risk Services AB                                              Sweden
901     Sedgwick Superannuation Pty Limited                                    Australia
902     Sedgwick Sweden Aktiebolag                                             Sweden
903     Sedgwick Trustees Limited                                              England and Wales
904     Sedgwick UK Risk Services Limited                                      England and Wales
905     Sedgwick Ulster Pension Trustees Limited                               Northern Ireland
906     Settlement Trustees Limited                                            England and Wales
907     Shariffuddin-Sedgwick (B) Sdn Bhd                                      Brunei Darussalam
908     SICAR Marsh SARL                                                       Burkina Faso
909     SIMS Nominees Limited (In Liquidation)                                 England and Wales
910     SNL Super Pty Ltd.                                                     Australia
911     SOC Group Plc                                                          England and Wales
912     Societe Bargheon S.A.                                                  France
913     Societe Conseil Mercer Limitee                                         Canada
914     Societe d'Assurances et de Participations Guian S.A.                   France
915     Southampton Place Trustee Company Limited                              England and Wales
916     Southern Marine & Aviation Underwriters, Inc.                          Louisiana
917     Southern Marine & Aviation, Inc.                                       Louisiana
918     Sudzucker Versicherungs-Vermittlungs GmbH                              Germany
919     Sundance B.V.                                                          Rotterdam
920     Syndicate and Corporate Management Services Inc.                       Delaware
921     Syndicate and Corporate Management Services Limited                    Bermuda
922     Technical Insurance Management Services Pty Limited                    Australia
923     Terra Nova (Bermuda) Holdings Ltd.                                     Bermuda
924     TH Lee Putnam Equity Managers Trust                                    Massachusetts
925     TH Lee, Putnam Capital Management, LLC                                 Delaware
926     TH Lee, Putnam Capital, LLC                                            Delaware
927     The ARC Group LLC                                                      Delaware
928     The Carpenter Management Corporation                                   Delaware
929     The Marsh Centre Limited (In Liquidation)                              England and Wales
930     The Medisure Group Limited                                             England and Wales
931     The Putnam Advisory Company Trust                                      Massachusetts
932     The Putnam Advisory Company, LLC                                       Delaware
933     The Putnam Corporation                                                 Massachusetts
934     The Schinnerer Group, Inc.                                             Delaware
935     Tobelan S.A.                                                           Uruguay
936     Tower Hill Limited                                                     England and Wales
937     Tower Place Developments (West) Limited                                England and Wales
938     Tower Place Developments Limited                                       England and Wales
939     Transbrasil Ltda.                                                      Brazil
940     Transglobe Management (Bermuda) Ltd.                                   Bermuda
941     Travelgold Mexico, S.A. de C.V.                                        Mexico
942     Triad Services, Inc.                                                   Delaware
943     Triad Underwriting Management Agency, Inc.                             Delaware
944     Trident II, L.P.                                                       United States
945     Trident III Affiliated Fund, L.P.                                      Delaware
946     Trident III ESC, L.P.                                                  Delaware
947     Trident III Professionals Fund, L.P.                                   Delaware
948     Troika 2004 Limited                                                    England and Wales
949     U.S. Holding, Inc.                                                     Delaware
950     U.T.E. Marsh - Aon Gil y Carvajal                                      Spain
951     U.T.E. Marsh - CCM                                                     Spain
952     U.T.E. Marsh - Chang                                                   Spain
953     U.T.E. Marsh - Disbrok                                                 Spain
954     U.T.E. Marsh - Salvado                                                 Spain
955     U.T.E. Marsh McLennan - Cobian & Cobian                                Spain
956     U.T.E. Marsh McLennan - Cobian & Cobian - La Coruna                    Spain
957     UABDB Marsh Lietuva                                                    Lithuania
958     UBM Consulting France International Management Consultants             France
959     UBM Consultoria Internacional S/C Ltda.                                Brazil
960     Ulster Insurance Services Limited                                      Northern Ireland
961     Undustrial Superannuation Administration Services Ltd.                 Australia
962     Uniservice Insurance Service Limited                                   Bermuda
963     Unison Financial Services (IOM) Limited                                Isle of Man
964     Unison Management (Bermuda) Limited                                    Bermuda
965     Unison Management (Dublin) Limited                                     Ireland
966     Unison Management (Finland) Oy                                         Finland
967     Unison Management (IOM) Limited                                        Isle of Man
968     Universal Ray S.A.                                                     Uruguay
969     Unused Subsidiary, Inc.                                                New York
970     Unused Subsidiary, Inc.                                                Texas
971     Van Vugt & Beukers B.V.                                                Netherlands
972     Victor O. Schinnerer & Company Limited                                 England and Wales
973     Victor O. Schinnerer & Company, Inc. (Delaware)                        Delaware
974     Victor O. Schinnerer of Illinois, Inc.                                 Illinois
975     Victoria Hall Company Limited                                          Bermuda
976     Vikela Marsh (Proprietary) Limited                                     South Africa
977     VW Versicherungsvermittlungs-GmbH                                      Germany
978     Wigham Poland (Hellas) Limited                                         Greece
979     Wigham Poland Australia Pty. Limited                                   Australia
980     Wigham Poland Aviation Limited (In Liquidation)                        England and Wales
981     Wigham Poland Limited                                                  England and Wales
982     Willcox, Barringer & Co. (California) Inc.                             California
983     William M. Mercer (Aust) Limited                                       Australia
984     William M. Mercer (Isle of Man) Limited                                Isle of Man
985     William M. Mercer Cullen Egan Dell Limited                             Australia
986     William M. Mercer Europe                                               France
987     William M. Mercer Fraser (Irish Pensioneer Trustees) Limited           Ireland
988     William M. Mercer Fraser Limited                                       England and Wales
989     William M. Mercer Limited                                              England and Wales
990     William M. Mercer Limited (NZ)                                         New Zealand
991     William M. Mercer Philippines, Incorporated                            Philippines
992     William M. Mercer Ten Pas B.V.                                         Netherlands
993     Wilson McBride, Inc.                                                   Ohio
994     Winchester Bowring Limited                                             England and Wales
995     WMM Haneveld Investment Consulting B.V.N                               Netherlands
996     WMM Services, Inc.                                                     Delaware
997     World Insurance Network Limited                                        England and Wales
998     Zolfo Cooper Advisors, Inc.                                            New Jersey
999     Zolfo Cooper Capital LLC                                               New Jersey
1000    Zolfo Cooper Holdings, Inc.                                            New Jersey
1001    Zolfo Cooper Management Advisors, Inc.                                 New Jersey
1002    Zolfo Cooper Services, Inc.                                            USA

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